SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) September 22, 2005

                            GOLDEN ENTERPRISES, INC.
             (Exact name of registrant as specified in its charter)


            DELAWARE                     0-4339               63-0250005
(State or other jurisdiction of  (Commission File Number)  (IRS Employer ID No.)
         incorporation)



One Golden Flake Drive, Birmingham, Alabama                             35205
(Address of principal executive offices)                             (Zip Code)

       Registrant's telephone number, including area code: (205) 458-7316

                                       N/A
          (Former name or former address, if changed since last report)

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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.


            Exhibit No.                       Description
            -----------         --------------------------------------
                  99.1          Press Release dated September 22, 2005





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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated September 22, 2005

                                        GOLDEN ENTERPRISES, INC.

                                        By  /s/ Patty Townsend
                                            ------------------
                                            Patty Townsend
                                            Vice President, CFO & Secretary